UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 18, 2006


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)


        NEW JERSEY                      0-30121                   22-2050748

(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

On August 18, 2006, Ulticom, Inc., (the "Company") issued a press release announcing that the NASDAQ Listing Qualifications Panel (the "Panel") has granted the Company's request for an additional extension of the deadline for the Company to regain compliance with the NASDAQ continued listing requirements related to the filing of SEC reports, in a letter dated August 18, 2006. The Panel granted the Company's request for continued listing subject to the requirement that the Company file its Annual Report on Form 10-K for the fiscal year ended January 31, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006 by no later than September 25, 2006. The Panel has advised the Company that should it be unable to meet the deadline, it will issue a final determination to delist the Company's shares from The Nasdaq Stock Market.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBITS:

         Exhibit No.                           Description
         -----------                           -----------
            99.1            Press Release of Ulticom, Inc. dated August 18, 2006









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ULTICOM, INC.


Date:  August 18, 2006                          By:    /s/  Lisa Roberts
                                                    ----------------------------
                                                Name:    Lisa Roberts
                                                Title:   Senior VIce President













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                                  EXHIBIT INDEX

Exhibit No.                                   Description
-----------                                   -----------
   99.1                     Press Release of Ulticom, Inc. dated August 18, 2006
















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